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                                                                      EXHIBIT 23
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-56499) of Miami Computer Supply Corporation of our report appearing on page three of the Miami Computer Supply Corporation 401(k) Profit Sharing Plan on Form 11-K for the year ended December 31, 1999.




PricewaterhouseCoopers LLP
Cincinnati, Ohio
June 28, 2000